UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2022 (August 4, 2022)

BuzzFeed, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 East 18th Street

New York, New York 10003

(Address of registrant’s principal executive offices, and zip code)

(646) 589-8592

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BZFDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2022, BuzzFeed, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the offer letter dated March 25, 2022 by and between the Company and Marcela Martin (the “Offer Letter”). As previously announced pursuant to a Current Report on Form 8-K filed on May 6, 2022, Ms. Martin will assume the role of President of the Company, effective August 1, 2022.

The Amendment provides that in lieu of the equity grant initially contemplated in the Offer Letter, Ms. Martin will receive (i) an initial grant of RSUs with a target value of $5,000,000 (the “Initial RSU Award”) in connection with the effective date of her appointment as President of the Company and (ii) a subsequent award of RSUs with a target value of $2,000,000 on the first anniversary of her start date or an earlier change in control of the Company (the “Subsequent RSU Award”).

One-third of the Initial RSU Award will vest on the date that is one year following Ms. Martin’s start date and the remaining two-thirds of the RSUs will vest in quarterly installments over the next two years, subject to Ms. Martin’s continued service to the Company. The Subsequent RSU Award will vest in quarterly installments over two years, subject to Ms. Martin’s continued service to the Company.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Amendment to Offer Letter, dated as of August 4, 2022, between Buzzfeed, Inc. and Marcela Martin

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 9, 2022
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer